UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 15, 2005


                               ARADYME CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                    000-50038               33-0619254
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


                 1255 North Research Way,
                      Building Q3500
                        Orem, Utah                              84097
         ----------------------------------------            ----------
         (Address of principal executive offices)            (Zip code)


                                  801-705-5000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02--DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On November 15, 2005, Kirk L. Tanner resigned as Aradyme Corporation's President and as a director. Mr. Tanner's resignation was not the result of any disagreement with Aradyme on any matter related to Aradyme's operations, policies, or practices.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number               Title of Document                  Location
-------------- -------------------------------------------- --------------------

     99        Miscellaneous
-------------- -------------------------------------------- --------------------
    99.01      Press release dated November 18, 2005        Attached


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ARADYME CORPORATION
                                           Registrant


Dated:  November 18, 2005                  By  /s/ Scott A. Mayfield
                                              ----------------------------------
                                              Scott A. Mayfield,
                                              Chief Financial Officer

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